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                                 EXHIBIT (d)(3)

       FORM OF AMENDED SCHEDULE A DATED MARCH 13, 2000 TO THE INVESTMENT ADVISORY AGREEMENT DATED AS OF AUGUST 1, 1988 BETWEEN THE REGISTRANT AND
                               AMSOUTH BANK, N.A.

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                                                           DATED: MARCH 13, 2000

                           FORM OF AMENDED SCHEDULE A
                      TO THE INVESTMENT ADVISORY AGREEMENT
                       DATED AS OF AUGUST 1, 1988 BETWEEN
                 AMSOUTH FUNDS (FORMERLY THE ASO OUTLOOK GROUP)
                                       AND
                   AMSOUTH BANK (FORMERLY AMSOUTH BANK, N.A.)


NAME OF FUND
------------

AmSouth Funds                                        Annual Rate of Forty One-hundredths of One Percent (.40%) of Amsouth Funds
Prime Money Market Fund                              Prime Money Market Fund's Average Daily Net Assets.

AmSouth Funds                                        Annual rate of eighty one-hundredths of one percent (.80%) of
Value Fund                                           AmSouth Funds Value Fund's average daily net assets.

AmSouth Funds                                        Annual rate of forty one-hundredths of one percent (.40%) of
U.S. Treasury Money Market Fund                      AmSouth Funds U.S. Treasury Fund's average daily net assets.

AmSouth Funds                                        Annual rate of twenty one-hundredths of one percent (.20%) of
Tax-Exempt Money Market Fund                         AmSouth Funds Tax-Exempt Money Market Fund's average daily net assets.

AmSouth Funds                                        Annual rate of fifty one-hundredths of one percent (.50%) of
Bond Fund                                            AmSouth Funds Bond Fund's average daily net assets.

AmSouth Funds                                        Annual rate of eighty one-hundredths of one percent (.80%) of
Balanced Fund                                        AmSouth Funds Balanced Fund's average daily net assets.

AmSouth Funds                                        Annual rate of forty one-hundredths of one percent (.40%) of
Municipal Bond Fund                                  AmSouth Funds Municipal Bond Fund's average daily net assets.

AmSouth Funds                                        Annual rate of thirty one-hundredths of one percent (.30%) of
Government Income Fund                               AmSouth Funds Government Income Fund's average daily net assets.

AmSouth Funds                                        Annual rate of thirty one-hundredths of one percent (.30%) of
Florida Tax-Exempt Fund                              AmSouth Funds Florida Tax-Exempt Fund's average daily net assets.

AmSouth  Funds                                       Annual basic rate of eighty one-hundredths of one percent (.80%)
Growth Fund                                          of AmSouth Funds Growth Fund's average daily net assets.

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
AmSouth Funds                                        Annual basic rate of one hundred twenty one-hundredths of one
Small Cap Fund                                       percent (1.20%) of AmSouth Funds Small Cap Fund's average daily net assets.

AmSouth Funds                                        Annual rate of eighty one-hundredths of one percent (.80%) of
Equity Income Fund                                   AmSouth Funds Equity Income Fund's average daily net assets.

AmSouth Funds Institutional                          Annual rate of twenty one-hundredths of one percent (.20%) of the
Prime Obligations Fund                               AmSouth Funds Institutional Prime Obligations Fund

AmSouth Funds Institutional                          Annual rate of twenty one-hundredths of one percent (.20%) of
U.S. Treasury Money Market Fund                      the AmSouth Funds Institutional U.S. Treasury Money Market Fund

AmSouth Funds                                        Annual rate of forty-five one-hundredths of one percent (.45%)
Enhanced Market Fund                                 of AmSouth Funds Enhanced Market Fund's average daily net assets.

AmSouth Funds                                        Annual rate of eighty one-hundredths of one percent (.80%) of AmSouth Funds
Select Equity Fund                                   Select Equity Fund's average daily net assets.

AmSouth  Funds                                       Annual rate of one hundred twenty-five one-hundredths of one percent (1.25%) of
International Equity Fund                            AmSouth Funds International Equity Fund's average daily net assets.

AmSouth Funds                                        Annual rate of one hundred one-hundredths of one percent (1.00%) of AmSouth
Mid Cap Fund                                         Funds Mid-Cap Equity Fund's average daily net assets.

AmSouth Funds                                        Annual rate of eighty one-hundredths of one percent (.80%) of AmSouth Funds
Capital Growth Fund                                  Capital Growth Fund's average daily net assets.

AmSouth Funds
Large Cap                                            Annual rate of eighty one-hundredths of one percent (.80%) of AmSouth Funds
                                                     Large Cap Fund's average daily net assets.
AmSouth Funds
Limited Term                                         Annual rate of sixty-five one-hundredths of one percent (.65%) of AmSouth Funds
U.S. Government Fund                                 Limited Term U.S. Government Fund's average daily net assets.

AmSouth Funds
Tennessee Tax-Exempt Fund                            Annual rate of sixty-five one-hundredths of one percent (.65%) of AmSouth Funds
                                                     Tennessee Tax-Exempt Fund's average daily net assets.

AmSouth Funds
Limited Term                                         Annual rate of sixty-five one-hundredths of one percent (.65%) of AmSouth Funds
Tennessee Tax-Exempt Fund                            Limited Term Tennessee Tax-Exempt Fund's average daily net assets.

AmSouth Funds                                        Annual rate of forty one-hundredths of one percent (.40%) of AmSouth Funds.

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

Treasury Reserve Money                               U.S. Treasury Money Market Fund's average daily net assets.
Market Fund

AmSouth Funds                                        Annual rate of twenty one-hundredths of one percent (.20%) of AmSouth Funds
Strategic Portfolios:  Aggressive                    Strategic Portfolios: Aggressive Growth Portfolio's average daily net assets.
Growth Portfolio

AmSouth Funds                                        Annual rate of twenty one-hundredths of one percent (.20%) of AmSouth Funds
Strategic Portfolios: Growth Portfolio               Strategic Portfolios: Growth Portfolio's average daily net assets.


AmSouth Funds                                        Annual rate of twenty one-hundredths of one percent (.20%) of AmSouth Funds
Strategic Portfolios: Growth and                     Strategic Portfolios: Growth & Income Portfolio's average daily net assets.
Income Portfolio

AmSouth Funds                                        Annual rate of twenty one-hundredths of one percent (.20%) of AmSouth Funds
Strategic Portfolios: Moderate Growth                Strategic Portfolios: Moderate Growth & Income Portfolio's average daily net
and Income Portfolio                                 assets.

AmSouth Funds                                        Annual rate of twenty one-hundredths of one percent (.20%) of AmSouth Funds
Strategic Portfolios: Current                        Strategic Portfolios: Current Income Portfolio's average daily net assets.
Income Portfolio
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AMSOUTH BANK                                         AMSOUTH MUTUAL FUNDS

By:____________________________             By:____________________________

Name:__________________________             Name:_________________________
Title:___________________________           Name:_________________________